UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2020 (October 13, 2020)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Insurance Acquisition Corp.

(Former name or former address, if changed since last report.)

Delaware	001-38839	82-5325852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 16th Street, Suite 316, San Francisco, CA	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (815) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market
Warrants to purchase one share of Class A common stock	SFTTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 13, 2020 (the “Closing Date”), the registrant consummated the previously announced transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 29, 2020, by and among the registrant, IAC Merger Sub, Inc., a wholly-owned subsidiary of the registrant (“Merger Sub”), and Shift Technologies, Inc., a Delaware corporation (“Shift”), as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of August 19, 2020. The Merger Agreement provided for the acquisition of Shift by the registrant pursuant to the merger of Merger Sub with and into Shift (the “Merger”), with Shift continuing as the surviving entity.

In connection with the closing of the Merger (the “Closing”), the registrant changed its name from Insurance Acquisition Corp. to Shift Technologies, Inc. Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to the combined company following the Merger, together with its subsidiaries, “IAC” refers to the registrant prior to the closing of the Merger and “Shift” refers to Shift Technologies, Inc., together with its subsidiaries, prior to the Merger.

Item 1.01.	Entry into Material Definitive Agreement.

Stockholder Letter Agreement

At the Closing, the Company and certain stockholders entered into a letter agreement (the “Stockholder Letter Agreement”) providing for certain restrictions on transfer applicable to the shares issued in connection with the Merger. Generally, the Stockholder Letter Agreement prohibits, until November 15, 2021, the stockholders from (i) selling, offering to sell, contracting or agreeing to sell, hypothecating, pledging, granting any option to purchase or otherwise disposing of or agreeing to dispose of, directly or indirectly, or establishing or increasing a put equivalent position or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder with respect to the Closing Date Merger Consideration (as defined below), (ii) entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of Closing Date Merger Consideration, whether any such transaction is to be settled by delivery of Closing Date Merger Consideration or other securities, in cash or otherwise, or (iii) publicly announcing any intention to effect any transaction specified in the immediately preceding subsections (i) or (ii); provided that after May 15, 2021, these restrictions may become subject to certain exceptions, depending on whether the closing share price of our common stock reaches certain threshold levels.

Sponsor Letter Agreement

At the Closing, the Company entered into a letter agreement (the “Sponsor Letter Agreement”) with Insurance Acquisition Sponsor, LLC, a Delaware limited liability company, and Dioptra Advisors, LLC, a Delaware limited liability company (collectively, the “Sponsor”), pursuant to which the Sponsor will receive certain board observer rights. Pursuant to the Sponsor Letter Agreement, for so long as the Sponsor, Cohen & Company, LLC, or any of their respective affiliates (as such term is defined in Rule 405 of the Securities Act of 1933, as amended) continues to hold shares representing at least two percent (2%) of the total voting power of shares entitled to vote in the election of directors of the Company issued and outstanding, the Sponsor will have the right to designate an individual to attend and observe the Company’s board meetings.

Registration Rights Agreement

At the Closing, the Company entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with the Sponsor, Cantor Fitzgerald & Co., and certain other initial stockholders of IAC, requiring the Company to, among other things, file a resale shelf registration statement on behalf of the stockholders promptly after the Closing. The Amended and Restated Registration Rights Agreement will also provide certain demand rights and piggyback rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods.

The foregoing descriptions of the Stockholder Letter Agreement, the Sponsor Letter Agreement and the Amended and Restated Registration Rights Agreement are qualified in their entirety by reference to the actual terms of the respective documents. Copies of the Stockholder Letter Agreement, Sponsor Letter Agreement and the Amended and Restated Registration Rights Agreement are attached as Exhibits 4.3, 4.4 and 10.33 hereto, respectively, and each is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in this Current Report on Form 8-K under “Introductory Note” is incorporated in this Item 2.01 by reference. The material provisions of the Merger Agreement are described in the proxy statement/prospectus on Form 424B3, filed with the Securities and Exchange Commission on September 24, 2020 (the “Prospectus”), in the section entitled “Proposal No. 1—The Merger Proposal—The Merger Agreement” beginning on page 82, which is incorporated by reference herein.

The Merger was approved by IAC’s stockholders at the Special Meeting of IAC Stockholders held on October 13, 2020 (the “Special Meeting”). At the Special Meeting, 5,740,921 shares of IAC common stock were voted in favor of the proposal to approve the Merger and 785,172 shares of IAC common stock voted against that proposal.

There were no redemptions of common stock by IAC in connection with the Closing.

The aggregate consideration paid in the Merger consisted of (i) 38,000,000 shares of IAC common stock (the “Closing Date Merger Consideration”) and (ii) 6,000,000 shares of IAC common stock, which were deposited into an escrow account at Closing and will be released or returned pursuant to certain conditions (the “Additional Shares”).

Immediately following the Merger, there were 82,106,969 shares of the Company’s common stock outstanding, warrants to purchase 7,745,000 shares of the Company’s common stock and 2,370,206 options to purchase shares of the Company’s common stock. As of the Closing Date, the former stockholders of Shift owned approximately 51.2% of the Company’s outstanding common stock and the former stockholders of IAC owned approximately 25.8% of the Company’s outstanding common stock (6.9% held by IAC’s initial stockholders), with the remaining shares of the Company’s outstanding common stock owned by the PIPE Investors (as defined below).

PIPE Investment

In connection with the Merger, pursuant to subscription agreements dated June 29, 2020 (the “PIPE Subscription Agreements”) by and between IAC and the investors party thereto (the “PIPE Investors”), with respect to a private placement of Class A common stock, the Company issued and sold to the PIPE Investors 18,900,000 shares of Class A common stock at a price per share of $10.00 (the “PIPE Investment”). The PIPE Investment was conditioned on the substantially concurrent closing of the Merger and other customary closing conditions. The proceeds from the PIPE Investment will be used, among other things, for general corporate purposes, which may include, but not be limited to, working capital for operations, repayment of indebtedness, capital expenditures and future acquisitions.

FORM 10 INFORMATION

Prior to the Closing, IAC was a shell company with no operations, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. After the Closing, the Company became a holding company whose assets primarily consist of interests in its wholly owned subsidiary, Shift Platform, Inc. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. The following information is provided about the business of the Company reflecting the consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K, and in any document incorporated by reference in this Current Report on Form 8-K, that reflect our current views with respect to future events and financial performance, business strategies, expectations for our business, operating of the Company’s business following completion of the Merger and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “approximately,” “shall” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K, and in any document incorporated by reference in this Current Report on Form 8-K, may include, for example, statements about the benefits of the Merger and the future financial performance of the combined company following the Merger.

The forward-looking statements contained in this Current Report on Form 8-K, and in any document incorporated by reference in this Current Report on Form 8-K, are based on our current expectations and beliefs concerning future developments and their potential effects on the Company. We cannot assure you that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:

●	the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably;
●	the inability of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code;
●	our ability to sustain its current rate of growth;
●	our ability to establish its software as a platform to be used by automotive dealers;
●	risks relating to our inspection and reconditioning hubs;
●	impacts of COVID-19 and other pandemics;
●	our reliance on third-party carriers:
●	cyber-attacks or other privacy or data security incidents;
●	our reliance on third-party service providers to provide financing;
●	changes in the prices of new and used vehicles;
●	access to desirable vehicle inventory;
●	changes in applicable laws and regulations;
●	access to additional debt and equity capital;
●	changes in technology and consumer acceptance of such changes;
●	our reliance on internet search engines, vehicle listing sites and social networking sites to help drive traffic to its website;
●	any restrictions on the sending of emails or messages or an inability to timely deliver such communications;
●	seasonal and other fluctuations in the Company’s quarterly results of operations;
●	competition in the markets in which the Company operates;
●	changes in the auto industry and conditions affecting automotive manufacturers;
●	natural disasters, adverse weather events and other catastrophic events;
●	our dependence on key personnel; and
●	our reliance on third-party technology and information systems.
●	other economic, business and/or competitive factors, risks and uncertainties, including those described in the section of the Prospectus entitled “Risk Factors” beginning on page 32.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of IAC prior to the Merger is described in the section of the Prospectus entitled “Information about the Company” beginning on page 151, which is incorporated by reference herein. The business of Shift prior to the Merger is described in the section of the Prospectus entitled “Information about Shift” beginning on page 165, which is incorporated by reference herein.

Risk Factors

The risk factors related to the Company’s business and operations, indebtedness and risks relating to IAC and the Merger are described in the section of the Prospectus entitled “Risk Factors” beginning on page 32, which is incorporated by reference herein.

Selected Historical Financial Information

Selected historical financial information for Shift for (1) the years ended December 31, 2019, 2018 and 2017 and (2) the three months and six months ended June 30, 2020 and 2019 are set forth in the section of the Prospectus entitled “Selected Historical Consolidated Financial Information of Shift” beginning on page 25, which is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The section of the Prospectus entitled “Shift’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 187 is incorporated by reference herein.

Qualitative and Quantitative Disclosure about Market Risk

The section of the Prospectus entitled “Shift’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” beginning on page 214 is incorporated by reference herein.

Selected Pro Forma Financial Information

Selected unaudited pro forma condensed combined financial information for the Company is set forth in the section of the Prospectus entitled “Selected Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 27, which is incorporated by reference herein.

Properties

The section of the Prospectus entitled “Information about Shift—Facilities” beginning on page 173 is incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of common stock of the Company immediately following the Closing by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;
●	each of the Company’s executive officers and directors; and
●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Beneficial ownership of common stock of the Company is based on 82,106,969 shares of common stock of the Company issued and outstanding as of the Closing Date of the Merger.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned.

	Class A Common Stock
Name and Address of Beneficial Owners	Number	% of class
Directors and Executive Officers:(1)
George Arison(2)	1,580,410	1.9%
Toby Russell(3)	1,296,541	1.6%
Cindy Hanford(4)	47,395	*
Sean Foy(5)	250,753	*
Victoria McInnis	—	—
Kellyn Smith Kenny	—	—
Jason Krikorian(6)	2,365,483	2.9%
Emily Melton(7)	2,206,307	2.7%
Adam Nash(8)	24,484	*
Manish Patel(9)	2,208,616	2.7%
All post-Merger directors and executive officers as a group (eleven individuals)	10,084,428	12.28%
5% or Greater Beneficial Owners:
Cohen & Company, LLC(10)	6,572,526	8.0%
Lithia Motors, Inc.(11)	13,813,238	16.8%

*	Less than 1 percent.

(1)	Unless otherwise noted, the business address of each of the following individuals is c/o Shift Technologies, Inc., 2525 16th Street, Suite 316, San Francisco, CA 94103.

(2)	Includes 177,542 Additional Shares allocated to Mr. Arison and held in escrow, pursuant to the terms of the Merger Agreement. Includes 163,585 shares, including their allocation of Additional Shares, held by Mr. Arison’s family members that Mr. Arison exercises voting control over pursuant to a permanent voting proxy, which shares Mr. Arison disclaims beneficial ownership of. Includes 336,042 shares underlying stock options which are exercisable within 60 days of October 13, 2020. If exercised in full as of the date of this table, 112,014 shares would be subject to a right of repurchase in our favor.

(3)	Includes 109,944 Additional Shares allocated to Mr. Russell and held in escrow, pursuant to the terms of the Merger Agreement. Includes 525,964 shares underlying stock options which are exercisable within 60 days of October 13, 2020. If exercised in full as of the date of this table, 175,167 shares would be subject to a right of repurchase in our favor.

(4)	Includes 47,395 shares underlying stock options which are exercisable within 60 days of October 13, 2020. If exercised in full as of the date of this table, 31,597 shares would be subject to a right of repurchase in our favor.

(5)	Includes 17,949 Additional Shares allocated to Mr. Foy and held in escrow, pursuant to the terms of the Merger Agreement. Includes 124,952 shares underlying stock options which are exercisable within 60 days of October 13, 2020. If exercised in full as of the date of this table, 78,940 shares would be subject to a right of repurchase in our favor.

(6)	Shares are held directly by DCM Affiliates Fund VIII, L.P., DCM Ventures China Fund (DCM VIII), L.P., and DCM VIII, L.P. As a General Partner of DCM Venture Capital, Mr. Krikorian may be deemed to share beneficial ownership of the shares of common stock owned by such entities. Mr. Krikorian disclaims beneficial ownership of such shares, except to the extent of her pecuniary interest therein.

(7)	Shares are held directly by Threshold Partners and Threshold Ventures I. As a managing partner of Threshold Ventures, Ms. Melton may be deemed to share beneficial ownership of the shares of common stock owned by such entities. Ms. Melton disclaims beneficial ownership of such shares, except to the extent of her pecuniary interest therein.
(8)	Includes 262 Additional Shares allocated to Mr. Nash and held in escrow, pursuant to the terms of the Merger Agreement. Shares are held directly by the Adam and Carolyn Nash Family Trust. Includes 22,648 shares underlying stock options which are exercisable within 60 days of October 13, 2020. If exercised in full as of the date of this table, 22,648 shares would be subject to a right of repurchase in our favor.

(9)	Shares are held directly by Highland Capital Partners 9 Limited Partnership, Highland Capital Partners 9-B Limited Partnership and Highland Entrepreneurs’ Fund 9 Limited Partnership. As a general partner of Highland Capital Partners, Mr. Patel may be deemed to share beneficial ownership of the shares of common stock owned by such entities. Mr. Patel disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(10)	Includes shares held directly by Insurance Acquisition Sponsor, LLC and Dioptra Advisors, LLC, each of which is managed by Cohen & Company, LLC. Also includes the 600,000 shares that INSU Pipe Sponsor, LLC, an entity managed by Cohen & Company, LLC, has purchased in the PIPE Investment.
(11)	Includes 1,970824 Additional Shares allocated to Lithia Motors, Inc. and held in escrow, pursuant to the terms of the Merger Agreement. The address of Lithia is 150 N. Bartlett Street, Medford, Oregon 97501.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after and in connection with the consummation of the Merger is set forth in the sections of the Prospectus entitled “Management Following the Merger—Information about Directors Expected to be Appointed to the Board Upon the Closing of the Merger,” and “—Executive Officers and Board of Directors” beginning on page 215, and “—Committees of the Board of Directors” beginning on page 217, which are incorporated by reference herein.

Executive Compensation

The section of the Prospectus entitled “Management Following the Merger—Officer and Director Compensation Following the Merger” beginning on page 223 is incorporated by reference herein. The compensation of the named executive officers of Shift before the Merger is set forth in the section of the Prospectus entitled “Information about Shift—Executive Compensation” beginning on page 176, and is incorporated by reference herein. The compensation of the named executive officers of IAC before the Merger is set forth in the section of the Prospectus entitled “Information about the Company—Executive Compensation” beginning on page 157, and is incorporated by reference herein.

At the Special Meeting, IAC’s stockholders approved the Shift Technologies, Inc. 2020 Omnibus Equity Compensation Plan (the “Omnibus Plan”). A description of the material terms of the Omnibus Plan is set forth in the section of the Prospectus entitled “Proposal No. 7—Approval of the Omnibus Plan, Including the Authorization of the Initial Share Reserve Under the Omnibus Plan” beginning on page 132 and is incorporated by reference herein.

The foregoing description of the Omnibus Plan is qualified in its entirety by reference to the actual terms of such document. A copy of the Omnibus Plan is attached as Exhibit 10.12 hereto, and is incorporated by reference herein.

Director Compensation

We expect that the non-employee directors of the Company will receive an annual retainer consisting of cash and/or equity in stock in connection with their services on the board and such other meeting or other fees as the board determines appropriate. Prior to the Merger, for the year ended December 31, 2019, directors of IAC and Shift did not receive compensation for their service on the respective boards.

Compensation Committee Interlocks

The section of the Prospectus entitled “Management Following the Merger—Committees of the Board of Directors—Compensation Committee Interlocks and Insider Participation” beginning on page 222 is incorporated by reference herein.

Certain Relationships and Related Transactions, and Director Independence

On October 13, 2020, IAC paid $1,000,000 to Bezuco Consulting, LLC. Betsy Cohen, the mother of Daniel Cohen (a director of IAC), is a principal of Bezuco Consulting, LLC.

The sections of the Prospectus entitled “Certain Relationships and Related Transactions” beginning on page 236 and “Management Following the Merger—Director Independence” beginning on page 217 are incorporated by reference herein.

The information set forth in this Current Report on Form 8-K under “Item 1.01. Entry into a Material Definitive Agreement—Stockholders Letter Agreement,” “Item 1.01. Entry into a Material Definitive Agreement—Sponsor Letter Agreement” and “—Registration Rights Agreement” is incorporated into this Item 2.01 by reference.

The Audit Committee is responsible for reviewing with both management and the independent auditors and approving all related party transactions or dealings between parties related to the Company.

Legal Proceedings

The sections of the Prospectus entitled “Information about the Company—Legal Proceedings” beginning on page 159 and “Information about Shift—Legal Proceedings” beginning on page 175 are incorporated by reference herein.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the Company’s securities is set forth in the section of the Prospectus entitled “Information on Securities and Dividends” beginning on page 241, which is incorporated by reference herein. As of October 12, 2020, there was one holder of record of the Company’s common stock and one holder of record of the Company’s warrants.

Following the Merger, the Company’s common stock and warrants began trading on The Nasdaq Capital Market under the symbols “SFT” and “SFTTW”, respectively, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Merger.

On October 13, 2020, in connection with the Closing, all of the units of the Company separated into their component parts of one share of Class A common stock and one half of one warrant to purchase one share of Class A common stock of the Company, and the units ceased trading on The Nasdaq Capital Market.

Securities Available Under Outstanding Equity Plans

There are 9,852,836 shares authorized for issuance under the Omnibus Plan, which includes 2,370,206 shares underlying stock option grants and 6,240,759 shares in respect of restricted stock unit grants, which are being granted in connection with the Closing.

Recent Sales of Unregistered Securities

The information set forth in this Current Report on Form 8-K under “Introductory Note” and “—PIPE Investment” with respect to the issuance of Class A common stock pursuant to the PIPE Investment are incorporated by reference herein.

The Class A common stock issued in connection with the PIPE Investment were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Description of the Company’s Securities

The section of the Prospectus entitled “Description of Securities” beginning on page 225 is incorporated herein by reference.

The Company has authorized 511,000,000 shares of capital stock, consisting of 500,000,000 shares of Class A common stock, $0.0001 par value per share, 10,000,000 shares of Class B common stock, $0.0001 par value per share, and 1,000,000 shares of preferred stock, $0.0001 par value per share. As of the Closing Date, there were 82,106,969 shares of the Company’s Class A common stock issued and outstanding and warrants to purchase 7,745,000 shares of the Company’s Class A common stock outstanding.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law (the “DGCL”) authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933.

Our Second Amended and Restated Certificate (as defined below) provides that our directors shall not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Our Second Amended and Restated Bylaws (as defined below) provide for indemnification of our directors and officers to the maximum extent permitted by applicable law.

The right to indemnification conferred by our Second Amended and Restated Bylaws also includes the right to be paid the expenses (including attorneys’ fees) incurred by a present or former director or officer in defending any civil, criminal, administrative, or investigative action, suit, or proceeding in advance of its final disposition; provided, however, that if the Delaware law requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer shall be made only upon the Company’s receipt of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified for such expenses under our Second Amended and Restated Bylaws, or otherwise.

The Company has in effect insurance policies for general officers’ and directors’ liability insurance covering all of its officers and directors.

Financial Statements and Supplementary Data

The consolidated financial statements of Shift Technologies, Inc. and its subsidiaries included in the Prospectus beginning on page F-37 are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in this Current Report on Form 8-K under “Item 2.01. Pipe Investment” is incorporated in this Item 3.02 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On the Closing Date, the Company filed a Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. The Second Amended and Restated Certificate amended IAC’s Amended and Restated Certificate to: (i) change the name of the Company from “Insurance Acquisition Corp.” to “Shift Technologies, Inc.”; (ii) increase the number of authorized shares of our common stock; (iii) create an additional class of directors so there will be three classes of directors with staggered terms of office, and increase the number of directors from four to eight; (iv) designate certain transactions to not be “corporate opportunities” and exempt certain persons from the doctrine of corporate opportunity, to the fullest extent permitted by Section 122(17) of the DGCL; and (v) make additional changes, primarily to remove provisions applicable only to special purpose acquisition companies.

On the Closing Date, the Company amended its bylaws (the “Second Amended and Restated Bylaws”) to change the name of the Company from “Insurance Acquisition Corp.” to “Shift Technologies, Inc.”

The foregoing descriptions of the Second Amended and Restated Certificate and Amended and Second Restated Bylaws are qualified in their entirety by reference to the actual terms of the respective documents. Copies of the Second Amended and Restated Certificate and Second Amended and Restated Bylaws are attached as Exhibits 3.1 and 3.2 hereto, respectively, and each is incorporated by reference herein.

Item 5.01.	Changes in Control of the Registrant.

The disclosure set forth in this Current Report on Form 8-K under “Introductory Note,” “Item 1.01. Entry into a Material Definitive Agreement” and “Item 2.01. Completion of Acquisition or Disposition of Assets” is incorporated in this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in this Current Report on Form 8-K under “Item 2.01. Directors and Executive Officers,” “Item 2.01. Executive Compensation” and “Item 2.01. Certain Relationships and Related Transactions, and Director Independence” is incorporated in this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in this Current Report on Form 8-K under “Item 3.03. Material Modification to Rights of Security Holders” is incorporated by reference herein.

Pursuant to the Second Amended and Restated Bylaws of the Company, Stockholder proposals, including director nominations, for the Company’s 2021 annual meeting must be received at the Company’s principal executive offices by not earlier than the opening of business on the 120th day before the 2021 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2021 annual meeting or (y) the close of business on the 10th day following the first day on which the Company publicly announces the date of the 2021 annual meeting, and must otherwise comply with applicable SEC rules and the advance notice provisions of the Second Amended and Restated Bylaws, to be considered for inclusion in the Company’s proxy materials relating to its 2021 annual meeting.

Stockholders may contact the Company’s Secretary at the Company’s principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Item 5.06.	Change in Shell Company Status.

As a result of the Merger, which fulfilled the definition of an initial business combination as required by the amended and restated certificate of incorporation, IAC ceased to be a shell company, as defined in Rule 12b-2 of the Exchange Act, as of the Closing Date. The material terms of the Merger are described in the section of the Prospectus entitled “Proposal No. 1—The Merger Proposal” beginning on page 82, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The consolidated financial statements of Shift Technologies, Inc. and its subsidiaries included in the Prospectus beginning on page F-37 are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of IAC and Shift as of June 30, 2020 for the year ended December 31, 2019 and six months ended June 30, 2020 included in the Prospectus beginning on page 68 is incorporated herein by reference.

(d) Exhibits

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 29, 2020, by and among Insurance Acquisition Corp., IAC Merger Sub, Inc., and Shift Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 29, 2020, File No. 001-38839).+
2.2	First Amendment to Agreement and Plan of Merger, dated August 19, 2020, by and among Insurance Acquisition Corp., IAC Merger Sub, Inc., and Shift Technologies, Inc. (incorporated by reference to Exhibit 2.2 to the Amendment No. 5 to Form S-4 filed on September 23, 2020, File No. 333-239896, which is included as Annex A).+
3.1	Second Amended and Restated Certificate of Incorporation.
3.2	Second Amended and Restated Bylaws.
4.1	Specimen Warrant Certificate (included in Exhibit 4.2).
4.2	Warrant Agreement, dated March 19, 2019, between Continental Stock Transfer & Trust Company and the IAC (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on March 25, 2019).
4.3	Stockholders Letter Agreement, dated October 13, 2020, by and among the Company and certain former stockholders of Shift identified on the signature pages thereto.
4.4	Sponsor Letter Agreement, dated October 13, 2020, by and among the Company, Insurance Acquisition Sponsor, LLC and Dioptra Advisors, LLC.
10.1	Letter Agreement, dated March 19, 2019, by and between the Company and certain security holders, officers, and directors of the Company (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on March 25, 2019).
10.2

Administrative Services Agreement, dated March 19, 2019, by and between the Company and Cohen & Company, LLC (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8- K filed on March 25, 2019).

10.3

Placement Unit Subscription Agreement, dated March 19, 2019, by and between the Company and Insurance Acquisition Sponsor, LLC (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on March 25, 2019).

10.4

Placement Unit Subscription Agreement dated March 19, 2019, by and between the Company and Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on March 25, 2019).

10.5

Investment Management Trust Agreement dated March 19, 2019, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on March 25, 2019).

10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to the Registration Statement on Form S-1 filed on February 25, 2019).
10.7	Loan Commitment Agreement, dated March 19, 2019, by and between the Company and Insurance Acquisition Sponsor, LLC (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on March 25, 2019).

10.8	Form of Promissory Note between the Company and Insurance Acquisition Sponsor, LLC (included in Exhibit 10.7) (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on March 25, 2019).
10.9	Amendment No. 1 to Letter Agreement dated as of May 13, 2019 (incorporated by reference to Exhibit 10.8 to the Quarterly Report on Form 10-Q filed on May 14, 2019).
10.10	Promissory Note issued by the Company to Cohen & Company, LLC, dated May 21, 2020 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on May 21, 2020).
10.11	Voting Agreement dated as of July 1, 2020, by and among the Company, certain stockholders of the Company, Insurance Acquisition Sponsor, LLC, Dioptra Advisors, LLC, Shift Technologies, Inc. and the Shift Technologies, Inc. stockholders identified on the signature pages thereto (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 filed on July 17, 2020).
10.12	Shift Technologies, Inc. 2020 Omnibus Equity Compensation Plan.
10.13	Offer Letter by and between Sean Foy and Shift Technologies, Inc., dated October 16, 2018, as amended by that certain Side Letter by and between Sean Foy and Shift Technologies, Inc., dated October 16, 2018 (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 filed on July 17, 2020).
10.14	Offer Letter by and between Cindy Hanford and Shift Technologies, Inc., dated October 4, 2019 (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 filed on July 17, 2020).
10.15	Offer Letter by and between Toby Russell and Shift Technologies, Inc., dated October 22, 2015 (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 filed on July 17, 2020).
10.16	Amended and Restated Shift Technologies 2014 Stock Incentive Plan (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed on July 17, 2020).
10.17	Employment Agreement, dated October 13, 2020, by and between the Company and George Arison.
10.18	Employment Agreement, dated October 13, 2020, by and between the Company and Tobias Russell.
10.19	Form of RSU Agreement (Tobias Russell).
10.20	One-Sided Marketplace Agreement (Fresno), dated July 1, 2019, by and among Lithia Motors, Inc., Shift Operations LLC, and Shift Technologies, Inc. (incorporated by reference to Exhibit 10.20 to Amendment No. 1 to the Registration Statement on Form S-4 filed on August 19, 2020).(1)
10.21	Form of RSU Agreement (George Arison).
10.22	Amended and Restated Delayed Draw Term Loan Agreement, dated October 18, 2019, by and among Shift Technologies, Inc., Shift Operations LLC, Shift Finance, LLC, and Lithia Motors, Inc. (incorporated by reference to Exhibit 10.22 to Amendment No. 2 to the Registration Statement on Form S-4 filed on September 3, 2020).
10.23	Loan and Security Agreement, dated October 11, 2018, by and among U.S. Bank National Association, Shift Technologies, Inc., and Shift Operations LLC (incorporated by reference to Exhibit 10.23 to Amendment No. 2 to the Registration Statement on Form S-4 filed on September 3, 2020).
10.24	Amendment Number 1 to Loan and Security Agreement, dated February 14, 2019, by and among U.S. Bank National Association, Shift Technologies, Inc., and Shift Operations LLC (incorporated by reference to Exhibit 10.24 to Amendment No. 2 to the Registration Statement on Form S-4 filed on September 3, 2020).
10.25	Amendment Number 2 to Loan and Security Agreement, dated September 24, 2019, by and among U.S. Bank National Association, Shift Technologies, Inc., and Shift Operations LLC (incorporated by reference to Exhibit 10.25 to Amendment No. 2 to the Registration Statement on Form S-4 filed on September 3, 2020).
10.26	Amendment Number 3 to Loan and Security Agreement, dated November 29, 2019, by and among U.S. Bank National Association, Shift Technologies, Inc., and Shift Operations LLC (incorporated by reference to Exhibit 10.26 to Amendment No. 2 to the Registration Statement on Form S-4 filed on September 3, 2020).
10.27	Amendment Number 4 to Loan and Security Agreement, dated April 17, 2020, by and among U.S. Bank National Association, Shift Technologies, Inc., and Shift Operations LLC (incorporated by reference to Exhibit 10.27 to Amendment No. 2 to the Registration Statement on Form S-4 filed on September 3, 2020).
10.28	Form of RSU Agreement (Cindy Hanford).
10.29	Letter Agreement, dated October 7, 2020, by and between the Company and Sean Foy.
10.30	Letter Agreement, dated October 7, 2020, by and between the Company and Tobias Russell.
10.31	Employment Agreement, dated October 13, 2020, by and between the Company and Cindy Hanford.
10.32	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 29, 2020).
10.33	Amended and Restated Registration Rights Agreement, dated October 13, 2020, by and among Insurance Acquisition Sponsor, LLC, Dioptra Advisors, LLC, Cantor Fitzgerald & Co. and certain initial stockholders of IAC identified on the signature pages thereto.
21.1	Subsidiaries of the Registrant.
99.1*	Unaudited pro forma condensed combined financial information.*

*	To be filed by amendment.
(1)	Portions of the exhibit have been omitted pursuant to Rule 406.
+	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: October 14, 2020	By:	/s/ Amanda Bradley
	Name:	Amanda Bradley
	Title:	Secretary